UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported): April 19, 2010

BIO SOLUTIONS MANUFACTURING, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-32044	16-1576984
(State or other jurisdiction	Commission	(IRS Employer
of incorporation)	file number	Identification No.)

9720 Heatherstone River Court
Townhouse 1
Estero, Fl   33928

Registrant’s telephone number, including area code: (888) 880-0994

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 19, 2010, holders of the majority of the voting power of the outstanding stock of Bio-Solutions Manufacturing, Inc. (the “Company”) as of April 16, 2010, voted in favor of changing the Company’s name to “Todays Alternative Energy Corporation” (the “Name Change”).  The Name Change is expected to be effected on or about June 9, 2010.  Complete details regarding the Name Change can be found in the Company’s Definitive Information Statement on Schedule 14C, as filed with the Securities and Exchange Commission on May 14, 2010 and all such information therein that is required to be disclosed under this Item 5.07 is hereby incorporated by reference into this Item.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bio Solutions Manufacturing, Inc.

Date: June 8, 2010	By:	/s/ David S. Bennett
David S. Bennett
President, Chief Executive Officer and Chairman